UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 9, 2018

Novanta Inc.

(Exact name of Registrant as Specified in Its Charter)

New Brunswick, Canada	001-35083	98-0110412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 266-5700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Novanta Inc. (the “Company”) will present at the 18th Annual CJS Securities “New Ideas for the New Year” investor conference to be held on January 10, 2018 and the 20th Annual Needham Growth Conference to be held on January 17, 2018. A copy of the Company’s conference presentation is attached hereto as Exhibit 99.1 and is also available on the Company’s website, www.novanta.com, in the Investor Relations section.

The information contained in Exhibit 99.1 is furnished under this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor and Forward-Looking Information

Certain statements in the investor presentation attached hereto as Exhibit 99.1 are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this investor presentation that do not relate to matters of historical fact should be considered forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our accelerated growth and outperformance between 2018 and 2020; our 2020 strategic direction and financial goals; 2018 financial forecasts; anticipated growth in certain products and market segments; impact from the new revenue recognition rules; impact of U.S. tax law changes; and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: economic and political conditions and the effects of these conditions on our customers’ businesses and level of business activity; our significant dependence upon our customers’ capital expenditures, which are subject to cyclical market fluctuations; our dependence upon our ability to respond to fluctuations in product demand; our ability to continually innovate and successfully commercialize our innovations; failure to introduce new products in a timely manner; customer order timing and other similar factors beyond our control; disruptions or breaches in security of our information technology systems; changes in interest rates, credit ratings or foreign currency exchange rates; risks associated with our operations in foreign countries; risks associated with increased outsourcing of components manufacturing; our failure to comply with local import and export regulations in the jurisdictions in which we operate; negative effects on global economic conditions, financial markets and our business as a result of the United Kingdom’s impending withdrawal from the European Union and the 2016 U.S. presidential election; our reliance on third party distribution channels; violations of our intellectual property rights and our ability to protect our intellectual property against infringement by third parties; risk of losing our competitive advantage; our failure to successfully integrate recent and future acquisitions into our businesses; our ability to attract and retain key personnel; our restructuring and realignment activities and disruptions to our operations as a result of consolidation of our operations; product defects or problems integrating our products with other vendors’ products; disruptions in the supply of certain key components or other goods from our suppliers; production difficulties and product delivery delays or disruptions; our compliance, or our failure to comply, with various federal, state and foreign regulations including rules and regulations issued by the U.S. Food and Drug Administration and similar international agencies; changes in governmental regulation of our businesses or products; effects of conflict minerals regulations; our failure to comply with environmental regulations; our failure to implement new information technology systems and software successfully; our failure to realize the full value of our intangible assets; our exposure to the credit risk of some of our customers and in weakened markets; our reliance on third party distribution channels; changes in tax laws, and fluctuations in our effective tax rates; being subject to U.S. federal income taxation even though we are a non-U.S. corporation; any need for additional capital to adequately respond to business challenges or opportunities and repay or refinance our existing indebtedness, which may not be available on acceptable terms or at all; volatility in the market price for our common shares; our ability to access cash and other assets of our subsidiaries; the influence over our business of certain significant shareholders; provisions of our articles of incorporation may delay or prevent a change in control; our significant existing indebtedness limiting our ability to engage in certain activities; and our failure to maintain appropriate internal controls in the future.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, our subsequent filings with the Securities and Exchange Commission (“SEC”), and in our future filings with the SEC. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Novanta Company Overview, January 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.
(Registrant)

Date: January 9, 2018	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer